UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

Bright Mountain Media, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	000-54887	27-2977890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue Suite 2050
Boca Raton, Florida		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 561 998-2440

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 9, 2025, Bright Mountain Media, Inc. (OTCQB:BMTM), (the “Company”), received notice from OTC Markets Group that as the Company’s bid price had closed below $0.01 for more than 30 consecutive calendar days, it no longer met the OTCQB Standards for Continued Eligibility, which state that the Company must “maintain proprietary priced quotations published by a Market Maker in OTC Link with a minimum closing bid price of $0.01 per share on at least one of the prior thirty consecutive calendar days.”

OTC Markets Group granted the Company a cure period of 90 calendar days during which the minimum closing bid price for the Company’s common stock must be $0.01 or greater for ten consecutive trading days in order to continue trading on the OTCQB marketplace. By correspondence dated March 9, 2026, this deadline was extended until April 9, 2026. In addition, the Company was informed further that in the event that the Company’s closing bid price falls below $0.001 at any time for five consecutive trading days, the Company will be immediately removed from OTCQB.

Management reviewed the notices and evaluated potential alternatives available to the Company to regain compliance with the OTCQB rules, including implementing a reverse stock split or pursuing other actions intended to increase the trading price of the Company’s common stock. After considering various factors, including the costs and administrative burden associated with implementing a reverse stock split and the relatively low trading volume of the Company’s common stock, management determined that it would be in the best interests of the Company and its shareholders not to pursue actions to regain compliance with the OTCQB bid price requirement.

As of the date hereof, the Company has been unable to regain compliance with the OTCQB minimum closing bid price requirement. Accordingly, unless compliance occurs by April 9, 2026, on April 10, 2026, management expects that the Company’s common stock will commence trading on the OTCID market tier of the OTC Markets Group under the same symbol, “BMTM”.

The information contained in Item 8.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Mountain Media, Inc.

Date:	March 27, 2026	By:	/s/ Matthew Drinkwater
Chief Executive Officer